UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 2006


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    0-439               16-0338330
   ----------------------------        --------------      -------------------
   (State or other jurisdiction        (Commission         (IRS Employer
    of incorporation)                  File Number)        Identification No.)


               815 S. Main Street, Grapevine, Texas         76051
          ----------------------------------------------  ----------
             (Address of principal executive offices)     (Zip code)


       Registrant's telephone number, including area code: (817) 239-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On March 17, 2006, Ronald Cronin resigned his position of Chief Financial Officer of American Locker Group Incorporated (the "Company"). The Company intends to initiate a search for qualified candidates to fill the Chief Financial Officer position. In the interim, Edward F. Ruttenberg will serve as-the Company's principal financial officer, with the assistance of The Controller Group, LLP ("TCG"), a Dallas-based accounting services provider. TCG has been engaged to assist in the transition of the accounting and reporting function from Jamestown, New York to Grapevine, Texas. In addition to this task, TCG is reviewing the fourth quarter 2005 accounting activity in order to prepare the Company's 2005 financial statements for audit.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN LOCKER GROUP INCORPORATED


                                    By:  /s/ Edward F. Ruttenberg
                                         -------------------------------------
                                         Edward F. Ruttenberg
                                         Chairman, Chief Executive Officer,
                                         Chief Operating Officer and Treasurer


Dated:  March 23, 2006